Exhibit 99.1

DESCRIPTION OF SHARE CAPITAL

The following description of the share capital of Tower Group International, Ltd. is a summary. This summary does not purport to be complete and is qualified in its entirety by reference to (i) the Bermuda Companies Act of 1981 (the “Companies Act”), (ii) the complete text of the Company’s memorandum of association (the “memorandum of association”), which are filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2013 and (iii) the complete text of the Company’s amended and restated bye-laws (the “bye-laws”), which are filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 13, 2013. You should read the Companies Act, the memorandum of association and the bye-laws carefully and in their entirety.

As used herein, references to “Tower,” “we,” “us” or “our” refer to Tower Group International, Ltd.

Common Shares

We are authorized to issue up to an aggregate of 150 million common shares, par value $0.01 per share (the “common shares”). Except as described below, our common shares have no preemptive rights or other rights to subscribe for additional common shares, and no rights of redemption, conversion or exchange. In the event of dissolution or winding-up, the holders of our common shares are entitled to share equally in our assets, if any remain after the payment of all our debts and liabilities and the liquidation preference of any outstanding preferred shares. Holders of our common shares are entitled to receive dividends as may be lawfully declared from time to time by our board of directors. The rights, preferences and privileges of holders of our common shares are subject to the terms of any series of preferred shares which we may issue in the future.

Preferred Shares

Pursuant to the terms and subject to any restrictions set forth in our bye-laws, our board of directors by resolution may establish one or more series of preferred shares having the number of shares, designations, relative voting rights, dividend rates, liquidation and other rights, preferences, powers and limitations as may be fixed by our board of directors.

Issuance of Shares

In accordance with our bye-laws, our board of directors will have the power to issue any of our unissued shares. Our board of directors will establish from time to time the number of shares to be included in each such class or series, and to fix the designation, powers, preferences, redemption provisions, restrictions and rights to such class or series and the qualifications, limitations or restrictions thereof.

Dividends

Except as otherwise set forth in the applicable prospectus supplement, our shareholders will be entitled to receive dividends, if any, at such rate established by the board of directors in accordance with our bye-laws, payable on specified dates each year for the respective dividend periods ending on such dates, when and as declared by our board of directors and subject to Bermuda law and regulations, and subject to the rights of any preferred shares.

The board of directors has the right to deduct from the dividends or distributions payable to any shareholder all monies due from such shareholder to Tower on account of calls or otherwise. No dividend or distribution will bear interest against Tower.

Our ability to pay dividends will depend, in part, on the ability of its subsidiaries to pay dividends to us. Under Bermuda law, we may declare and pay dividends from time to time unless there are reasonable grounds for believing that we are or will be, after the declaration or payment, unable to pay its liabilities as they become due or that the realizable value of its assets will thereby be less than its liabilities. In addition, our insurance and reinsurance subsidiaries will be subject to significant regulatory restrictions imposed by their respective states of domicile limiting their ability to declare and pay dividends to us.

Right to Call Special General Meeting

Under Bermuda law, a special general meeting of shareholders may be convened by the board of directors and must be called upon the request of shareholders holding not less than one-tenth of the paid-up capital of the company carrying the right to vote at general meetings. Bermuda law also requires that shareholders be given at least five days’ advance notice of a general meeting, but the accidental omission to give notice to any person does not invalidate the proceedings at a meeting.

Under our bye-laws, not less than 10 days notice nor more than 60 days’ notice of a meeting must be given to each shareholder entitled to vote at such meeting. This notice requirement is subject to the ability to hold such meetings on shorter notice if such notice is agreed: (i) in the case of an annual general meeting by all of the shareholders entitled to attend and vote at such meeting; or (ii) in the case of a special general meeting by a majority in number of the shareholders entitled to attend and vote at the meeting holding not less than 95% in nominal value of the shares entitled to vote at such meeting. Under our bye-laws a special general meeting of the shareholders may be called at any time by the Chairman of the board of directors, the Chief Executive Officer, the President or by the board of directors pursuant to a resolution approved by a majority of the entire board of directors. Special general meetings may be held at such time and date as shall be stated in the notice of meeting.

Shareholder Action by Written Consent

Subject to our bye-laws, Bermuda law permits action by written consent of shareholders and, with the exception of a resolution to remove an auditor or director before the expiration of his or her term of office under Section 93 of the Companies Act, the resolutions contained therein are passed when the written consent is signed by shareholders representing the required number of votes as would be required if the resolution had been voted on at a meeting of the shareholders. Under our bye-laws, with the exception of a resolution to remove an auditor or director before the expiration of his or her term of office, anything that may be done by resolution of the company in a general meeting or by resolution of a meeting of any class of shareholders, may, without a meeting and without any previous notice, be done by resolution in writing signed by, or, on behalf of, all shareholders who, at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

Notice of Shareholder Proposals and Nomination of Director Candidates by Shareholders

Under Bermuda law, shareholders may, as set forth below, at their own expense (unless the company otherwise resolves), require a company to give notice of any resolution that the shareholders can properly propose at the next annual general meeting and/or to circulate a statement (of not more than 1000 words) in respect of any matter referred to in a proposed resolution or any business to be conducted at that general meeting. The number of shareholders necessary for such a request is either the number of shareholders representing not less than one-twentieth of the total voting rights of all the shareholders having at the date of the request a right to vote at the meeting to which the request relates or not less than 100 shareholders.

Under our bye-laws, nominations of persons to the board of directors and shareholder proposals, other than those made by or at the direction of the board of directors, must be made pursuant to timely notice to the secretary of Tower

To be “timely,” such shareholder’s notice must be delivered to the secretary of Tower not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual general meeting and in any event at least 45 days prior to the first anniversary of the date on which Tower first mailed its proxy materials for the prior year’s annual general meeting; provided, that, if no proxy materials were mailed by Tower in connection with the preceding year’s annual general meeting, or if the date of the annual general meeting is advanced by more than 30 days or delayed by more than 70 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier 120 days prior to such annual general meeting and not later than the close of business on the later of the ninetieth day prior to such annual general meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event will the adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Such notice must set forth (1) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder, or any successor provisions, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected; and (2) as to any other business that the shareholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting, (ii) the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of any beneficial owner on whose behalf the proposal is made; and (3) as to the shareholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on Tower’s register of members, and of such beneficial owner and (ii) the class and number of shares of Tower which are owned beneficially and of record by such beneficial owner and such shareholder.

Nominations by shareholders of persons for election to the board of directors may be made at such a special meeting of shareholders if the shareholder’s notice is delivered to the secretary of Tower not later than ten days following the earlier of the date on which notice of the special general meeting was posted to shareholders or the date on which a public announcement is first made of the date of the special general meeting and of the nominees proposed by the board of directors to be elected at such meeting.

Classification of board of directors

Under Bermuda law, the Companies Act does not contain statutory provisions specifically mandating staggered board arrangements for a company. Such provisions, however, may validly be provided for in the company’s bye-laws governing the affairs of such company.

Our bye-laws provide for a staggered board divided into three classes, as nearly equal in number as possible. Directors will serve for a period of three years.

Number of Directors

Under Bermuda law, the minimum number of directors on the board of directors of a company is one, although the minimum number of directors may be set higher and the maximum number of directors may also be determined in accordance with the bye-laws of the company. Subject to the bye-laws, the maximum number of directors is usually fixed by the shareholders in a general meeting.

Our bye-laws provide that the board of directors will consist of no fewer than five or more than thirteen directors, the exact number thereof to be determined from time to time by resolution duly adopted by the board of directors.

Tower’s board of directors consists of eight directors.

Removal of Directors

Under Bermuda law, subject to a company’s bye-laws, the shareholders of a company may, at a special general meeting called for that purpose, remove any director provided that the notice of the meeting is served on the director or directors concerned not less than 14 days before such meeting. Any director given notice of removal will be entitled to be heard at the special general meeting. A vacancy created by the removal of a director at a special general meeting may be filled at that meeting by the election of another director in his or her place or in the absence of any such election by the other directors.

Our bye-laws provide that any director may be removed for cause by (1) an affirmative vote of shareholders holding a majority of the issued and outstanding shares entitled to vote at a special general meeting convened and properly held or conferring the right to vote on a resolution to remove a director or (2) by the affirmative vote of a majority of the entire board of directors then in office; provided, that the notice of any such meeting convened for the purpose of removing a director must contain a statement of the intention so to do and be served on such director not less than 14 days before the meeting and that at such meeting such director shall be entitled to be heard on the motion for such director’s removal.

Vacancies on the board of directors

Under Bermuda law, so long as a quorum of directors remains in office, unless the bye-laws of a company otherwise provide, any vacancy occurring in the board of directors may be filled by such directors as remain in office. If no quorum of directors remains, the vacancy will be filled by a general meeting of shareholders.

Under our bye-laws, subject to the rights of the holders, if any, of preferred shares of Tower to elect additional directors under specified circumstances, the board of directors by a majority vote has the power at any time to appoint any person as a director to fill a vacancy on the board of directors occurring for any reason. A director so appointed shall hold office for the balance of the term of such vacant board position, or until such director’s successor is elected or appointed or such director’s office is otherwise vacated, provided, that any director elected to fill a newly created directorship shall be of the class specified by the board at the time the newly created directorship was created. Under our bye-laws, the board of directors may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by our bye-laws as the quorum necessary for the transaction of business at meetings of the board of directors, the continuing directors or director may act for the purpose of (1) summoning a general meeting of Tower or circulating a proposed written resolution of shareholders or (2) preserving the assets of Tower.

Duties of Directors and Director Liability

Our bye-laws provide that its business is to be managed and conducted by the board of directors. Under Bermuda law, directors owe a fiduciary duty to the company to act in good faith in their dealings with or on behalf of the company and exercise their powers and fulfill the duties of their office honestly. This duty has the following essential elements:

•	a duty to act in good faith in the best interests of the company;

•	a duty not to make a personal profit from opportunities that arise from the office of director;

•	a duty to avoid conflicts of interest; and

•	a duty to exercise powers for the purpose for which such powers were intended.

The Companies Act imposes a duty on directors and officers of a Bermuda company:

•	to act honestly and in good faith with a view to the best interests of the company; and

•	to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

In addition, the Companies Act imposes various duties on directors and officers of a company with respect to certain matters of management and administration of the company.

Section 281 of the Companies Act provides that in any proceedings for negligence, default, breach of duty or breach of trust against any director or officer, if it appears to a court that such director or officer has acted honestly and reasonably, and that, after considering all the circumstances of the case, including those connected with such director’s or officer’s appointment, such director or officer ought fairly to be excused for the negligence, default, breach of duty or breach of trust, that court may relieve him or her, either wholly or partly, from any liability on such terms as the court may think fit. This provision has been interpreted to apply only to actions brought by or on behalf of the company against such directors or officers.

Interested Directors

Bermuda law provides that, if a director has an interest in a material contract or proposed material contract with the company or any of its subsidiaries or has a material interest in any person that is a party to such a contract, the director must disclose the nature of that interest at the first opportunity either at a meeting of directors or in writing to the directors.

Our bye-laws provide that, after a director has made such a declaration of interest, he is allowed to be counted for purposes of determining whether a quorum is present and to vote on a transaction in which he has an interest, unless disqualified from doing so by the chairman of the relevant board meeting.

Voting Rights and Quorum Requirements

Under Bermuda law, the voting rights of shareholders are regulated by the company’s bye-laws and, in certain circumstances, by the Companies Act. At any general meeting of Tower two or more persons present in person and representing in person or by proxy in excess of 50% of the total issued and outstanding common shares throughout the meeting will form a quorum for the transaction of business. Generally, except as otherwise provided in Tower amended and restated bye-laws, or the Companies Act, any action or resolution requiring approval of the shareholders may be passed by a simple majority of votes cast.

Any individual who is a Tower shareholder and who is present at a meeting may vote in person, as may any corporate shareholder that is represented by a duly authorized representative at a meeting of shareholders. Our bye-laws also permit attendance at general meetings by proxy. Each holder of common shares is entitled to one vote per common share held.

Indemnification of Officers, Directors and Employees

Bermuda law permits a company to indemnify its directors, officers and auditors with respect to any loss arising or liability attaching to such person by virtue of any rule of law concerning any negligence, default, breach of duty, or breach of trust of which the directors, officers or auditors may be guilty in relation to the company or any of its subsidiaries; provided, that the company may not indemnify a director, officer or auditor against any liability arising out of his or her fraud or dishonesty. Bermuda law also permits a company to indemnify its directors, officers and auditors against liability incurred by them in defending any civil or criminal proceedings in which judgment is given in their favor or in which they are acquitted, or when the court grants relief to them pursuant to Section 281 of the Companies Act. Bermuda law permits a company to advance moneys to directors, officers and auditors to defend civil or criminal proceedings against them on condition that these moneys are repaid if any allegation of fraud or dishonesty is proved.

Our bye-laws indemnify its directors and officers in their capacity as such in respect of any loss arising or liability attaching to them by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which a director or officer may be guilty in relation to Tower other than in respect of his own fraud or dishonesty, which is the maximum extent of indemnification permitted under the Companies Act.

Our bye-laws provide that shareholders waive all claims or rights of action that they might have, individually or on behalf of Tower, against any director or officer for any act or failure to act in the performance of such director’s or officer’s duties, except with respect to any fraud or dishonesty of the director or officer.

Section 98A of the Companies Act permits companies to purchase and maintain insurance for the benefit of any officer or director in respect of any loss or liability attaching to him or her by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust in his or her capacity as director or officer of the company, whether or not the company may otherwise indemnify such officer or director. Tower may purchase and maintain a directors’ and officers’ liability policy for such a purpose.

Amendment of Memorandum of Association

Bermuda law provides that the memorandum of association of a company may be amended by a resolution passed at a general meeting of shareholders of which due notice has been given. An amendment to the memorandum of association that alters a company’s business objects may require approval of the Bermuda Minister of Business Development and Tourism, who may grant or withhold approval at his or her discretion.

Under Bermuda law, the holders of an aggregate of not less than 20% in par value of a company’s issued share capital or any class thereof or the holders of an aggregate of not less than 20% of the debentures entitled to object to amendments to the memorandum of association have the right to apply to the Bermuda courts for an annulment of any amendment to the memorandum of association adopted by shareholders at any general meeting. Upon such application, the alteration may only take effect when, and insofar as, it is confirmed by the Bermuda court. The Bermuda court may annul or confirm the amendment in question, either wholly or in part, and on such terms and conditions as it thinks fit. An application for an annulment of an amendment to the memorandum of association must be made within 21 days after the date on which the resolution altering the company’s memorandum of association is passed and may be made on behalf of persons entitled to make the application by one or more of their number as they may appoint in writing for the purpose. No such application may be made by shareholders voting in favor of the amendment or those who have given the company a statement recognizing receipt of notice and consenting to the amendment in signed writing. Furthermore, no application may be made in respect of an amendment that alters or reduces a company’s share capital.

Amendment of Bye-laws

Consistent with Bermuda law, our bye-laws may only be amended by a resolution adopted by the board of directors including an affirmative vote of not less than a majority of the directors then in office and by a resolution of the shareholders including the affirmative vote of not less than a majority of the votes attaching to the shares in issue except in limited circumstances where the vote of at least 66 2/3% of the votes attaching to shares in issue is required.

Business Combination

A Bermuda company may not enter into certain business transactions with its significant shareholders or affiliates without obtaining prior approval from its board of directors and, in certain instances, its shareholders. Examples of such business transactions include mergers and asset sales.

Approval of Certain Transactions

The Companies Act is silent on whether a company’s shareholders are required to approve a sale, lease or exchange of all or substantially all of a company’s property and assets. Bermuda law does require, however, that shareholders approve certain forms of mergers and reconstructions.

Takeovers: If the acquiring party is a company it may compulsorily acquire all the shares of the target Bermuda company by acquiring pursuant to a tender offer 90% of the shares or class of shares not already owned by, or by a nominee for, the acquiring party (the offeror), or any of its subsidiaries. If an offeror has, within four months after the making of an offer for all the shares or a class of shares not owned by, or by a nominee for, the offeror, or any of its subsidiaries, obtained the approval of the holders of 90% or more of all the shares to which the offer relates, the offeror may, at any time within two months beginning with the date on which the approval was obtained, require by notice any nontendering shareholder to transfer its shares on the same terms as the original offer. In those circumstances, nontendering shareholders will be compelled to sell their shares unless the Supreme Court of Bermuda (on application made within a one-month period form the date of the offeror’s notice of its intention to acquire such shares) orders otherwise.

Amalgamations and mergers: Pursuant to Bermuda law, the amalgamation or merger of a Bermuda company with another company or corporation (other than certain affiliated companies) requires the amalgamation or merger agreement to be approved by Tower’s board of directors and by its shareholders. Unless Tower’s bye-laws provide otherwise, the approval of 75% of the shareholders voting at such meeting is required to approve the amalgamation or merger agreement, and the quorum for such meeting must be not less than two persons holding or representing more than one-third of the issued shares of Tower. The required vote of shareholders may be reduced by a company’s bye-laws. For purposes of approval of an amalgamation or merger, all shares, whether or not otherwise entitled to vote, carry the right to vote. A separate vote of a class of shares is required if the rights of such class would be altered by virtue of the amalgamation or merger. Any shareholder who does not vote in favor of the amalgamation or merger and who is not satisfied that he has been offered fair value for his shares may, within one month of receiving Tower’s notice of shareholder meeting to consider the amalgamation, apply to the court to appraise the fair value of his shares. If a merger or amalgamation proceeds prior to the appraisal and the amount paid to the dissenting shareholder is less than that appraised by the court the amalgamated or surviving company shall, within one month of such appraisal, pay to such shareholder the difference between the amount already paid is less than that appraised by the court. No appeal will lie from an appraisal by the court. The costs of any application to the court shall be in the discretion of the court.

Inspection of Books and Records; Shareholder Lists

Members of the general public have a right to inspect the public documents of a company available at the office of the Registrar of Companies in Bermuda. These documents include Tower’s memorandum of association, including its objects and powers, and certain alterations to the memorandum of association.

The register of members of a company is also open to inspection by shareholders without charge, and by members of the general public upon payment of a fee. The register of members is required to be open for inspection for not less than two hours in any business day (subject to the ability of a company to close the register of members for not more than thirty days in a year). A company is required to maintain its share register in Bermuda but may, subject to the provisions of the Companies Act, establish a branch register outside of Bermuda. A company is required to keep at its registered office a register of directors and officers that is open for inspection for not less than two hours in any business day by members of the public without charge.

The shareholders have the additional rights to inspect the minutes of general meetings and Tower’s audited financial statements, which must be presented to the annual general meeting. The Companies Act requires every company to maintain minutes of all its general meetings and to make them open for inspection for not less than two hours each day, subject to such reasonable restrictions as Tower may impose. Any shareholder is entitled to be furnished with a copy of such minutes within seven days of requesting in that behalf to Tower and on the payment of a reasonable charge.

Additionally, a shareholder may require Tower to send him or her a copy including all alterations of the memorandum and bye-laws of Tower, subject to the payment by the member of the cost thereof.

Bermuda law does not, however, provide a general right for shareholders to inspect or obtain copies of any other corporate records.

Appraisal Rights/Dissenters’ Rights

Under Bermuda law, a dissenting shareholder of an amalgamating or merging company that does not believe it has been offered fair value for its shares may apply to the court to appraise the fair value of its shares. Where the court has appraised any such shares and the amalgamation or merger has been consummated prior to the appraisal then, within one month of the court appraising the value of the shares, if the amount paid to the dissenting shareholder for his shares is less than that appraised by the court the amalgamated or merged company shall pay to such shareholder the difference between the amount paid to such shareholder and the value appraised by the court.

Shareholder’s and Derivative Suits

The rights of shareholders under Bermuda law are generally not as extensive as the rights of shareholders in many U.S. jurisdictions. Class actions and derivative actions are generally not available to shareholders under the laws of Bermuda in most circumstances. Notwithstanding the foregoing, the Bermuda courts ordinarily would be expected to follow English case law as precedent, which would permit a shareholder to commence a derivative action in Tower’s name to remedy a wrong done to Tower where an act is alleged to be beyond its corporate power, is illegal or would result in the violation of its memorandum of association or bye-laws. Furthermore, consideration would be given by the court to acts that are alleged to constitute a fraud against the minority shareholders or where an act requires the approval of a greater percentage of Tower’s shareholders than actually approved it.

When the affairs of a company are being conducted in a manner which is oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the court, which may make such order as it sees fit, including an order regulating the conduct of Tower’s affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by Tower.

Preemptive Rights; Stock Designations

Under Bermuda law, no shareholder has a preemptive right to subscribe for additional issues of a company’s shares unless, and to the extent that, the right is expressly granted to the shareholder under the bye-laws of a company or under any contract between the shareholder and Tower.

Common Shares: Our bye-laws are silent with respect to preemptive rights for holders of our common shares.

Preferred Shares: Our bye-laws permit the board of directors to determine the powers, preferences and rights and qualifications, limitations or restrictions granted or imposed on any wholly-unissued series of preferred shares.

Required Purchase and Sale of Shares

Under Bermuda law, an acquiring party is generally able to acquire compulsorily the common shares of minority holders in the following ways:

•

By a procedure under the Companies Act known as a “scheme of arrangement.” A scheme of arrangement could be effected by obtaining the agreement of Tower and of holders of common shares, representing in the aggregate a majority in number and at least 75% in value of the common shareholders (excluding shares owned by the acquirer) present and voting at a court ordered meeting held to consider the scheme or arrangement. The scheme of arrangement must then be sanctioned by the court. If a scheme of arrangement receives all necessary agreements and sanctions, upon the filing of the court order with the Registrar of Companies in Bermuda, all holders of common shares could be compelled to sell their shares under the terms of the scheme or arrangement;

•

If the acquiring party is a company it may compulsorily acquire all the shares of the target Bermuda company by acquiring, pursuant to a tender offer, 90% of the shares or class of shares not already owned by, or by a nominee for, the acquiring party (the offeror), or any of its subsidiaries. If an offeror has, within four months after the making of an offer for all the shares or class of shares not owned by, or by a nominee for, the offeror, or any of its subsidiaries, obtained the approval of the holders of 90% or more of all the shares to which the offer relates, the offeror may, at any time within two months beginning with the date on which the approval was obtained, require by notice any nontendering shareholder to transfer its shares on the same terms as the original offer. In those circumstances, nontendering shareholders could be compelled to sell their shares unless the court (on application made within a one-month period from the date of the offeror’s notice of its intention to acquire such shares) orders otherwise; or

•

Where one or more parties holds not less than 95% of the shares or a class of shares of a Bermuda company, such holder(s) may, pursuant to a notice given to the remaining shareholders or class of shareholders, acquire the shares of such remaining shareholders or class of shareholders. When this notice is given, the acquiring party is entitled and bound to acquire the shares of the remaining shareholders on the terms set out in the notice, unless a remaining shareholder, within one month of receiving such notice, applies to the court for an appraisal of the value of their shares. This provision only applies where the acquiring party offers the same terms to all holders of shares whose shares are being acquired.

Liquidation, Dissolution or Winding Up

Except as otherwise set forth in the applicable prospectus supplement, in case of our voluntary or involuntary dissolution or winding up, the holders of each class or series of preference shares will be entitled to share equally and ratably in our surplus assets.

No Sinking Fund

Our common shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

Our common shares are be duly and validly issued and fully-paid.

Stock Exchange Listing

Our common shares are listed on The NASDAQ Global Select Market under the symbol “TWGP.”

Transfer Agent and Registrar

The transfer agent and registrar for our common shares is American Stock Transfer & Trust Company LLC. Its address is 6201 15th Avenue, Brooklyn, New York 11219. The transfer agent for any series of preferred shares that we may offer under this prospectus will be named and described in the prospectus supplement for that series.